March 1, 2019

To Our Investors,

The AFL-CIO Housing Investment Trust (HIT) has undertaken a reorganization plan to better align its human capital for the markets we invest in and with our future growth needs. As the HIT has grown to a nearly $6 billion, it is always looking to increase the volume of multifamily construction-related investments that it directly sources for its portfolio. These types of investments are intended to enable the HIT to maximize its yield advantage while also increasing the impact of its investments in terms of hours of construction work created and the number of affordable housing units created or preserved.

Strategic Realignment of Resources

Over the next five years the HIT will be working to increase the number of directly-sourced multifamily investments it makes each year. To achieve this strategic objective and respond to current market trends, the HIT has determined that it should consider broadening its investment authorities and restructure the way it sources and negotiates multifamily MBS investments. To this end, we have eliminated our Multifamily Investment Group and merged the deal sourcing function with our Portfolio Management team to create a new Investments Team.

It is our strong belief that an integrated Investments Team will allow the HIT to achieve the above-referenced objectives and provide the best execution for its investors.  A more integrated team will allow the HIT to compete more effectively in the ever-changing and increasingly competitive world of multifamily finance. The realignment is not a departure from HIT’s mission or strategy. Rather, it is a recommitment to ensuring that the HIT implements its strategy in the most efficient and effective way possible. The HIT endeavors to stay true to its values while becoming more cost effective and thereby permit the reallocation of resources to do more of what makes it unique.

More Competitive Operating Cost

In addition to positioning the HIT strategically, the changes implemented in the past few months are intended to result in a meaningful reduction in our cost of operations in 2019. As an internally managed mutual fund the HIT does not charge a fixed fee. Instead, in accordance with its prospectus, the HIT passes along only its costs of operations. Due to the many variables affecting the overall expense ratio, we cannot predict what the ratio will be in the future. However, the HIT’s 2019 projected operating budget is meaningfully lower than in 2018 . In 2018 the HIT’s expense ratio was 42 basis points.

Investment Authorities

To meet our increased multifamily deal sourcing objectives, the HIT has been exploring targeted revisions to its investment authorities. The considered changes would modify the HIT’s bridge lending authority to remove the credit enhancement requirement and remove the requirement that the HIT be committed to purchase the construction loan/MBS/bond on the same transaction.

For example, the HIT is reviewing a concept to “bridge” the receipt of most of the Low-Income Housing Tax Credit equity through construction completion. The bridge loan would be secured by a pledge of the equity investors’ partnership interests, and not by a mortgage loan. These bridge loan investments would typically have a term of 18-24 months and could be an additional tool in HIT’s “barbell” portfolio construction strategy. These loans generally pay a higher yield than HIT’s typical HUD construction loans and might lead to an increase in HIT’s yield as a result. The HIT’s consideration of any new tool, however, begins with the premise that it would allow the HIT to capture a higher number of construction-related investments while implementing a process and procedures to ensure that any changes to the HIT’s investment authorities continue to be in line with its overall risk profile.

The HIT’s reorganization in 2019 positions the organization to be more competitive and agile going forward with the objective of delivering its participants more of what makes the HIT unique. If any of you would like to discuss these strategic changes in more detail, I can be contacted at 202-331-8055. Thank you for your continued support of the HIT, its strategy and our management team.

Sincerely,

/s/ Chang Suh

Chang Suh